UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
September 15, 2022
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Northwest Natural Holding Company $100,000,000 Term Loan
On September 15, 2022, Northwest Natural Holding Company (NW Holdings or Company) entered into a Credit Agreement, dated as of September 15, 2022 (NW Holdings Credit Agreement), among NW Holdings, as Borrower, certain Lenders parties thereto, and U.S. Bank National Association, as Administrative Agent, pursuant to which NW Holdings borrowed a $100,000,000 term loan (NW Holdings Term Loan), the proceeds of which are expected to be used for general corporate purposes.
The NW Holdings Term Loan is due and payable on March 15, 2024. NW Holdings may prepay the NW Holdings Term Loan without premium or penalty (other than customary breakage costs, if applicable). Amounts prepaid may not be reborrowed.
The NW Holdings Credit Agreement requires Northwest Natural Gas Company (NW Natural), a wholly-owned subsidiary of NW Holdings, to maintain credit ratings with Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s). NW Holdings must also notify the Administrative Agent and Lenders of any change in the S&P or Moody’s ratings (which are defined by a formula using NW Natural’s credit ratings in the event NW Holdings does not have a credit rating). NW Holdings does not currently maintain ratings with S&P or Moody’s.
The NW Holdings Credit Agreement prohibits NW Holdings from permitting Consolidated Indebtedness to be greater than 70% of Total Capitalization, each as defined therein and calculated as of the end of each fiscal quarter of NW Holdings. Failure to comply with this financial covenant would entitle the Lenders to accelerate the maturity of the NW Holdings Term Loan and all other amounts outstanding under the NW Holdings Credit Agreement. NW Holdings was in compliance with this financial covenant as of September 15, 2022.
The foregoing disclosure in this Item 2.03 is qualified in its entirety by the provisions of the NW Holdings Credit Agreement, which is attached hereto as Exhibit 4.1.
NW Natural Water Company, LLC $50,000,000 Term Loan
On September 15, 2022, NW Natural Water Company, LLC (NWN Water), a wholly-owned subsidiary of NW Holdings, entered into a Credit Agreement, dated as of September 15, 2022 (NWN Water Credit Agreement), among NWN Water, as Borrower, NW Holdings, as Guarantor, certain Lenders parties thereto, and U.S. Bank National Association, as Administrative Agent, pursuant to which NWN Water borrowed a $50,000,000 term loan (NWN Water Term Loan), the proceeds of which are expected to be used for general corporate purposes.
The NWN Water Term Loan is due and payable on March 15, 2024. NWN Water may prepay the NWN Water Term Loan without premium or penalty (other than customary breakage costs, if applicable). Amounts prepaid may not be reborrowed.
The NWN Water Credit Agreement requires NW Holdings to cause NW Natural to maintain credit ratings with S&P and Moody’s. NWN Water and NW Holdings must also notify the Administrative Agent and Lenders of any change in the S&P or Moody’s ratings (which are defined by a formula using NW Natural’s credit ratings in the event NW Holdings does not have a credit rating), although any such change is not an event of default. NW Holdings’ does not currently maintain ratings with S&P or Moody’s.
NWN Water’s obligations under the NWN Water Credit Agreement, including the repayment of the NWN Water Term Loan, are guaranteed by NW Holdings. The NWN Water Credit Agreement prohibits NWN Water and NW Holdings from permitting Consolidated Indebtedness to be greater than 70% of Total Capitalization, each as defined therein and calculated as of the end of each fiscal quarter of NW Holdings. Failure to comply with this financial covenant would entitle the Lenders to accelerate the maturity of the NWN Water Term Loan and all other amounts outstanding under the NWN Water Credit Agreement. NWN Water and NW Holdings were in compliance with this financial covenant as of September 15, 2022.
The foregoing disclosure in this Item 2.03 is qualified in its entirety by the provisions of the NWN Water Credit Agreement, which is attached hereto as Exhibit 4.2.
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Forward-Looking Statements
This report, and other presentations made by the Company from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, credit ratings, expenses, future events, investments, the likelihood, timing, and amount and use of proceeds associated with any transaction, financial results, financial position, targeted capital structure, revenues and earnings, performance, and other statements that are other than statements of historical facts.
Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the Company’s quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index below.
EXHIBIT INDEX

Exhibit	Description

4.1	Credit Agreement, dated as of September 15, 2022, among Northwest Natural Holding Company and the lenders party thereto, with U.S. Bank National Association as administrative agent.
4.2
Credit Agreement, dated as of September 15, 2022, among NW Natural Water Company, LLC, Northwest Natural Holding Company, and the lenders party thereto, with U.S. Bank National Association as administrative agent.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: September 21, 2022	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary

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